Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002, 18 U.S.C. SECTION 1350

In connection with the Quarterly Report of Department 56, Inc. (the “Company”) on Form 10-Q for the period ended April 3, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Susan E. Engel, the Chairwoman of the Board and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 13, 2004	/s/ Susan E. Engel
Susan E. Engel
Chairwoman of the Board and Chief Executive Officer